Exhibit 10.1

U.S. AUTO PARTS NETWORK, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of March 25, 2013, by and among U.S. AUTO PARTS NETWORK, INC., a Delaware corporation (the “Company”), with its principal office at 16941 Keegan Avenue, Carson, CA 90746, and the individuals and entities identified on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of an aggregate of up to 4,149,997 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Shares”), which shares are, or will be, upon issuance convertible into authorized but unissued shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the SEC (as defined herein) under the Securities Act (as defined herein); and

WHEREAS, at each Closing (as defined herein), the Company desires to sell, and each Purchaser participating in such Closing desires severally, and not jointly, to purchase the Shares indicated by such Purchaser’s name on Schedule A hereto, upon the terms and conditions stated in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

AUTHORIZATION AND SALE OF SHARES

1.1 Authorization. The Company has authorized (a) a series of its preferred stock consisting of 4,149,997 Shares designated as its “Series A Convertible Preferred Stock”(b) the sale and issuance to Purchasers of the Shares and (c) the issuance of such shares of authorized but unissued shares of Common Stock issuable upon conversion of the Shares (the “Conversion Shares”) pursuant to this Agreement. The Shares, the Conversion Shares and any shares that may be issued as dividends on the Shares from time to time (the “Dividend Shares”) are

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collectively referred to herein as the “Securities.” The terms, limitations and relative rights and preferences of the Shares are set forth in the Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock (the “Certificate of Designation”).

1.2 Sale of Shares. At each Closing, subject to the terms and conditions of this Agreement, including without limitation, the conditions set forth in Article 5 and Article 6 of this Agreement, the Company shall issue and sell to each Purchaser participating in such Closing and each such Purchaser shall severally, and not jointly, purchase the Shares in the amount indicated by such Purchaser’s name on Schedule A hereto at a purchase price of $1.45 per Share, with the aggregate purchase price for the Shares sold to each such Purchaser at such Closing as set forth as the “Purchase Price” indicated by such Purchaser’s name on Schedule A hereto.

ARTICLE 2

CLOSING DATES; DELIVERY

2.1 Initial Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Article 5 and Article 6 of this Agreement, the initial closing of the purchase and sale of the Shares hereunder (the “Initial Closing”) shall be held at the offices of Cooley LLP (“Cooley”), 4401 Eastgate Mall, San Diego, California 92121, at 10:00 a.m. California time on the date hereof, or at such other time and place upon which the Company and the Purchasers purchasing a majority of the Shares at the Initial Closing shall agree (such date is hereinafter referred to as the “Initial Closing Date”).

2.2 Delivery. At the Initial Closing, the Company will deliver or cause to be delivered to each Purchaser a certificate representing the number of Shares purchased by such Purchaser, registered in such Purchaser’s name as indicated on the Stock Certificate Questionnaire completed by such Purchaser in the form attached hereto as Exhibit A-1. Such delivery shall be against payment of the purchase price therefor by each such Purchaser as set forth as the “Aggregate Purchase Price” indicated by such Purchaser’s name on Schedule A hereto by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions.

2.3 Additional Closings. To the extent that any Purchaser’s “Aggregate Purchase Price” indicated by such Purchaser’s name on Schedule A hereto has not been delivered on or prior to the Initial Closing Date, any such Purchaser shall, at any time on or before the 90th day following the Initial Closing, cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company in an amount equal to such Purchaser’s “Aggregate Purchase Price” indicated by such Purchaser’s name on Schedule A hereto. All such sales made at any additional closings (each an “Additional Closing”, and together with the Initial Closing, each a “Closing”, and the date of any Additional Closing, an “Additional Closing Date” and together with the Initial Closing Date, each a “Closing Date”), shall be made on the terms and conditions set forth in this Agreement, and (i) the representations and warranties of the Company set forth in Section 3 hereof shall speak as of the Initial Closing and the Company

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shall have no obligation to update any such disclosure, and (ii) the representations and warranties of the Purchasers in Section 4 hereof shall speak as of such Additional Closing (with respect to each Purchaser that is purchasing Shares at such Additional Closing). Any Shares sold pursuant to this Section 2.3 shall be deemed to be “Shares” for all purposes under this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents (as defined herein), other than with respect to the representations and warranties set forth in Section 3.30 for which no exception is provided, the Company represents and warrants to the Purchasers on and as of the date hereof:

3.1 Organization and Good Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where failure to be so qualified would not have a Material Adverse Effect. The Company has all requisite corporate power and authority to carry on its business as currently conducted and as currently proposed to be conducted.

3.2 Subsidiaries. The Company has no material subsidiaries and does not own or control any equity security or other interest of any corporation, limited partnership or other business entity. Each subsidiary of the Company that is a corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its formation, has the corporate power and authority to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where failure to be so duly registered, qualified, authorized to transact business and in good standing would not have a Material Adverse Effect. Other than (i) certain of the Company’s subsidiaries located in foreign countries which, pursuant to local law, require a portion of the ownership in such subsidiaries to be held by persons or entities other than the Company and (ii) liens created pursuant to the terms of the Credit Agreement (as defined below) and its related collateral and security documents, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned by the Company free and clear of any lien.

3.3 Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to authorize, execute and deliver this Agreement, to authorize the Shares and file the Certificate of Designation, to sell and issue the Shares, to issue the Conversion Shares upon conversion of the Shares, to issue any Dividend Shares and to carry out and perform all of its obligations under this Agreement and consummate the transactions contemplated herein. This Agreement constitutes legal, valid and binding

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obligations of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally. The execution and delivery of this Agreement does not, the performance of this Agreement and the compliance with the provisions hereof will not, and the issuance, sale and delivery of the Securities by the Company will not, conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Company’s Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) or the Company’s Amended and Restated Bylaws (the “Bylaws”) or any statute, law, rule or regulation or any state or federal order, judgment or decree. The execution and delivery of this Agreement does not, the performance of this Agreement and the compliance with the provisions hereof will not, and the issuance, sale and delivery of the Securities by the Company will not, conflict with, or result in a material breach or material violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject.

3.4 Issuance and Delivery of the Shares. When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Certificate of Designation, to be filed and become effective on or prior to the Initial Closing Date with the Secretary of State of the State of Delaware, the Securities will be validly issued, fully paid and nonassessable. The issuance and delivery of the Securities is not subject to preemptive or any other similar rights of the stockholders of the Company or to any liens or encumbrances imposed by the Company. As of the Initial Closing Date, the Company shall have reserved from its duly authorized capital stock the Conversion Shares (without taking into account any limitations on the number of shares of Common Stock that may be owned by a Purchaser at any one time). The Company shall, so long as any of the Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the conversion of the Shares, the number of shares of Common Stock issuable upon exercise of the Shares (without taking into account any limitations on the number of shares of Common Stock that may be owned by a Purchaser at any one time) and to take all action necessary to reserve and keep available out of its authorized and unissued capital stock any Dividend Shares.

3.5 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “SEC”) under Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement (or such shorter period as the Company was required by law to file such material) or has received a valid extension of such time of filing and has filed any such documents prior to the expiration of any such extension. As of their respective filing dates, all documents filed by the Company with the SEC (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of

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material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring year-end adjustments, which individually and in the aggregate are not expected to be material, or to the extent that such unaudited statements do not include footnotes). All material agreements to which the Company is a party or to which the property or assets of the Company are subject that are required to be filed with the SEC are included as part of or specifically identified in the SEC Documents. The interactive data in eXtensible Business Reporting Language in the SEC Documents fairly presents the information called for and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

3.6 Absence of Certain Changes. Since December 29, 2012, there has not been (i) any material adverse effect on, or material adverse change in or any development involving a prospective material adverse change in, or group of such effects or changes in the business, operations, financial condition, results of operations, assets or liabilities of the Company and its subsidiaries taken as a whole, or the ability of the Company and its subsidiaries to perform its obligations under this Agreement and any other agreement, document or instrument pursuant to which the Company or its subsidiaries grants, or confirms the grant of, a lien on or security interest in, any of its assets, properties, rights or interests (“Material Adverse Effect”), or (ii) any material change in the Company’s accounting principles, practices or methods other than as required by concurrent changes in GAAP.

3.7 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which the Shares are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Registration Statement (as defined herein) and any amendments thereto with the SEC as contemplated by Section 7.2 of this Agreement, (c) the filing of the NASDAQ Stock Market Notification Form with The NASDAQ Stock Market (“NASDAQ”) and (d) the filing of a Form D with the SEC. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein does not require the approval of the Company’s stockholders. The terms and conditions of this Agreement and the transactions contemplated hereby have been approved by a special committee of the Company’s Board of Directors comprised of disinterested directors.

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3.8 Authorized Capital Stock. The authorized capital stock of the Company consists of (a) 100,000,000 shares of Common Stock, $0.001 par value, of which, as of March 21, 2013, 31,151,075 shares were outstanding, and (b) 10,000,000 shares of Preferred Stock, $0.001 par value, none of which shares are currently outstanding, and 4,149,997 shares of which have been designated as the Shares. All such shares of Common Stock have been duly authorized, and all such issued and outstanding shares of Common Stock have been validly issued, are fully paid and nonassessable. No such outstanding shares of Common Stock were issued in violation of any preemptive rights, “poison pill” provisions, rights of first offer or refusal or similar rights. Except (i) options issued to employees of the Company pursuant to stock option plans filed as exhibits to the SEC Documents, and (ii) as contemplated by this Agreement, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any capital stock or other equity interests of any kind and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

3.9 Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that could have a Material Adverse Effect. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or seeks to delay or prevent consummation of the transactions contemplated hereunder or the right of the Company to execute, deliver and perform the same. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There are no actions, suits, proceedings or investigations pending by the Company or any of its subsidiaries before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that could have a Material Adverse Effect.

3.10 Eligibility to Use Form S-3. The Company is eligible to use Form S-3 for the registration of its securities under the Securities Act which are offered in secondary offerings.

3.11 Company not an “Investment Company.” The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt and application of payment for the Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

3.12 Title to Property and Assets. The Company and each of its subsidiaries owns or possesses the necessary right to use or title to all material properties, assets, licenses, permits and the like required to operate its business as currently operated. The material properties and assets

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of the Company and each of its subsidiaries owned by them are owned free and clear of all liens, other than liens created pursuant to the terms of the Credit Agreement and its related collateral and security documents. With respect to the property and assets it leases, the Company and each of its subsidiaries are in compliance with such leases.

3.13 NASDAQ Compliance. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on NASDAQ, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from NASDAQ, nor has the Company received any notification that the SEC, the Financial Industry Regulatory Authority or NASDAQ is contemplating terminating such registration or listing.

3.14 Use of Proceeds. The net proceeds of the sale of the Shares shall be used by the Company for the repayment of revolving loans made pursuant to that certain Credit Agreement, dated April 26, 2012, by and between the Company, certain of its wholly-owned domestic subsidiaries and JP Morgan Chase Bank, N.A. (the “Credit Agreement”) in accordance with the terms thereof.

3.15 No Directed Selling Efforts or General Solicitation. Neither the Company nor any person or entity acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares.

3.16 Brokers and Finders. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than Roth Capital Partners, LLC, with respect to the offer and sale of the Shares.

3.17 No Integrated Offering. Neither the Company nor any of its affiliates, nor to the Company’s knowledge any person or entity acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of NASDAQ.

3.18 No Manipulation. The Company has not taken, in violation of applicable law, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the transactions contemplated hereby or the sale or resale of shares of Common Stock.

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3.19 Private Placement. Assuming the accuracy of the representations and warranties of the Purchasers contained in Sections 4.2 and 4.3 hereof, the offer and sale of the Shares to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

3.20 Intellectual Property.

(a) “Intellectual Property” shall mean patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes.

(b) The Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s business as currently conducted as described in the SEC Documents, free and clear of all liens and encumbrances (other than liens created pursuant to the terms of the Credit Agreement and its related collateral and security documents).

(c) To the knowledge of the Company, the conduct of the Company’s business as currently conducted does not infringe or otherwise conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed by the Company to a third party, and, to the knowledge of the Company, the Intellectual Property and confidential information of the Company are not being Infringed by any third party.

(d) Each employee, consultant and contractor of the Company who has had access to confidential information of the Company that is necessary for the conduct of Company’s business as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such confidential information that is substantially consistent with the Company’s standard forms thereof.

(e) The Intellectual Property is valid, subsisting, in proper form and enforceable and all renewal fees and other maintenance fees have been paid (to the extent the concepts of validity, subsistence and enforceability apply to such Intellectual Property).

(f) The Company is in compliance in all material respects with all contractual obligations relating to the use and protection of such of the Intellectual Property as is used pursuant to licenses or other agreement.

(g) To the Company’s knowledge, there is no present or former employee, officer or director of the Company or agent or outside contractor that holds or claims any right, title or interest, directly or indirectly, in any Intellectual Property.

3.21 Questionable Payments. Neither the Company nor, to the knowledge of the Company, any of its current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company or in connection

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with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.22 Transactions with Affiliates. Except as contemplated pursuant to this Agreement, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

3.23 Sarbanes-Oxley; Disclosure Controls and Procedures. The Company is in compliance with all of the provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it. The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurances (A) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP; (B) that receipts and expenditures of the Company are being made only in accordance authorizations of management and directors of the Company; (C) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material impact on its financial statements. Since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and the interactive data in eXtensible Business Reporting Language fairly presents the information called for and is prepared in accordance with the SEC’s rules and guidelines applicable thereto. The Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by its most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the Evaluation Date.

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3.24 Taxes. The Company and its subsidiaries have filed (or have obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not reasonably be expected to have a material adverse effect on the Company; and no tax deficiency has been asserted that if determined adversely to the Company or any subsidiary could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, nor does the Company have any knowledge of any tax deficiencies that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.25 Labor Disputes. No labor disturbance by or dispute with the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is imminent that could reasonably be expected to have a Material Adverse Effect.

3.26 Benefits. The Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any Subsidiary, or any other person that is required to be described in the SEC Documents and is not so described.

3.27 Environmental Matters. The Company and each subsidiary (i) are in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, except where failure to receive required permits, licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect, (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where noncompliance would not, individually or in the aggregate, have a Material Adverse Effect, and (iv) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except for notices of actual or alleged violations or of any potential liability or other obligation that would not, individually or in the aggregate, have a Material Adverse Effect. There are no proceedings that are pending, or, to the knowledge of the Company, threatened, against the Company or any subsidiary under Environmental Laws in which a governmental authority is also a party, and none of the Company or any subsidiary anticipates material capital expenditures relating to Environmental Laws.

3.28 Privacy Compliance. With respect to any privacy and security commitments made by the Company and its subsidiaries applicable to customer data provided to the Company or its subsidiaries through their products and services or otherwise (including, without limitation, the terms and conditions of use and privacy policies of the Company) (the “Commitments”), (i) to the knowledge of the Company, the Company is and during the three years prior to the date of this Agreement has been in compliance with all applicable U.S. privacy laws, as well as with the Commitments; (ii) the Company has not received any inquiries from any federal governmental

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entity relating to the Commitments; (iii) there are no pending or, to the Company’s knowledge, threatened claims or litigation regarding the Commitments or compliance with the Commitments; (iv) to the Company’s knowledge, no applicable certification organization has notified the Company in writing that the Company is out of compliance with such Commitments and (v) to the knowledge of the Company, there have been no security breaches caused by or resulting from the action or inaction of the Company (including failure to implement industry standard security measures to protect such data), with respect to data held by or on behalf of the Company resulting in unauthorized access to, use of or disclosure of such data which has not been remedied, except for such un-remedied breaches as would not reasonably be expected to result in a Material Adverse Effect.

3.29 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the business in which the Company is engaged, (ii) with the resources of the Company and (iii) at a similar stage of development as the Company. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

3.30 Registration Rights. No holders of securities of the Company have any rights to require the registration under the Securities Act of resales of such securities in any Registration Statement (as defined below).

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

Each Purchaser hereby severally, and not jointly, represents and warrants to the Company on and as of the applicable Closing Date:

4.1 Authorization. Purchaser represents and warrants to the Company that: (a) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares and to carry out and perform all of its obligations under this Agreement; and (b) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

4.2 Investment Experience; Access to Information. Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to

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acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares. Purchaser acknowledges that it has had the opportunity to review the SEC Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the SEC Documents and the Company’s representations and warranties contained in this Agreement. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

4.3 Investment Intent. Purchaser is purchasing the Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act, other than as contemplated by Article 7. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein. Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Exhibit A for use in preparation of the Registration Statement, and the responses provided therein shall be true and correct as of the applicable Closing Date of the Closing in which such Purchaser participates and will be true and correct as of the effective date of the Registration Statement. Purchaser, in connection with its decision to purchase the Shares, has relied solely upon the SEC Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

4.4 Reliance on Exemptions; Registration or Exemption Requirements. Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares. Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred

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except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

4.5 Dispositions.

(a) Purchaser will not, prior to the effectiveness of the Registration Statement, if then prohibited by law or regulation: (i) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities; or (ii) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Securities by such Purchaser or an affiliate.

(b) Purchaser has not directly or indirectly, nor has any Person (as defined below) acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the Company’s securities (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

For purposes of this Section 4.5(b), (i) “Person” shall include, without limitation, any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company or joint stock company and (ii) “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

4.6 No Legal, Tax or Investment Advice. Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.7 Confidentiality. Purchaser will hold in confidence all information concerning this Agreement and the placement of the Shares hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Shares hereunder, (b) this Agreement is terminated or (c) five trading days after the date of this Agreement.

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4.8 Residency. Purchaser’s executive offices in which its investment decision was made are in the jurisdiction indicated below such Purchaser’s name on the applicable signature page hereto.

4.9 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

4.10 Legend.

(a) Purchaser understands that, until such time as the requirements set forth in Section 4.10(b) have been satisfied, or the Securities have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144, the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.”

(b) The Company agrees that it will, no later than three business days following the sale by a Purchaser of Securities pursuant to a Registration Statement (as defined below) in which the prospectus delivery requirements set forth in Section 4.10(c)(i) have been satisfied or the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Securities issued with a restrictive legend and a signed and completed certificate of sale in substantially the form of Exhibit C attached hereto, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from any legend referring to the Securities Act. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder may, at the Company’s option, be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company. All costs and expenses related to the removal of the legends and the reissuance of any Securities shall be borne by the Company.

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(c) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.10 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either (i) the registration requirements of the Securities Act and such Purchaser shall have delivered a current prospectus in connection with such sale or such Purchaser shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale in accordance with Rule 172 under the Securities Act (“Rule 172”) or (ii) an exemption therefrom.

4.11 Foreign Investors. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

ARTICLE 5

CONDITIONS TO CLOSING OBLIGATIONS OF PURCHASERS

Each Purchaser’s obligation to purchase and pay for the Shares at the Initial Closing and any Additional Closing, as applicable, is subject to the satisfaction, at or prior to the applicable Closing Date, of the following conditions:

5.1 Representations and Warranties. The representations and warranties made by the Company in Article 3 hereof shall be true and correct as of the date of this Agreement and as of the Initial Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the applicable Closing Date shall have been performed or complied with in all material respects.

5.3 Certificates; Instructions; Good Standings. The Company shall have delivered to the Purchasers (i) duly executed certificates for the Shares (in such denominations as indicated by such Purchaser’s name on Schedule A hereto), (ii) evidence that the Certificate of Designations has been filed and become effective on or prior to the Initial Closing Date with the Secretary of State of the State of Delaware, in form and substance mutually agreed to by the parties, and (iii) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware and evidencing the good standing of the

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Company issued by the Secretary of State of the State of California as of a date within five days of the Initial Closing Date.

5.4 Listing. The Company shall have complied with all requirements with respect to the listing of the Conversion Shares and 900,000 Dividend Shares on NASDAQ, except for such requirements not required by NASDAQ until after the issuance of the Shares or the Dividend Shares, such requirements to be complied with promptly after the applicable Closing or the issuance of the Dividend Shares, as applicable.

5.5 Officer’s Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer, dated as of the Initial Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2.

5.6 Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

5.7 Secretary’s Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Initial Closing Date, certifying the resolutions adopted by the Board of Directors of the Company (or an authorized committee thereof) approving the transactions contemplated by this Agreement and the issuance of the Shares and of the Conversion Shares, certifying the current versions of the Restated Certificate and the Bylaws and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company.

5.8 Legal Opinion. The Purchasers participating in the Initial Closing shall have received on the Initial Closing Date an opinion of Cooley, counsel for the Company, dated the Initial Closing Date, in form and substance reasonably satisfactory to the Purchasers.

5.9 Material Adverse Effect. There shall not have occurred a Material Adverse Effect.

5.10 No Dissolution or Liquidation. The Company shall not (i) have commenced any voluntary proceeding under any provision of Title 11 of the bankruptcy code, as now or hereafter amended, or any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation or otherwise to the relief of debtors or the readjustment of indebtedness, (ii) made any assignment for the benefit of creditors or a composition or similar arrangement with creditors or (iii) appointed a receiver trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets, and (iv) shall not have had any involuntary proceeding of the kind described in the foregoing commenced against it.

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5.11 Stop Orders. No stop order or suspension of trading shall have been imposed by NASDAQ, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

ARTICLE 6

CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY

The Company’s obligation to issue and sell the Shares at the Initial Closing or any Additional Closing is subject to the satisfaction, on or prior to the applicable Closing Date, of the following conditions:

6.1 Receipt of Payment. The Purchasers shall have delivered payment of the purchase price to the Company for the Shares being issued hereunder.

6.2 Representations and Warranties. The representations and warranties made by the Purchasers in Article 4 hereof shall be true and correct as of the date when made and as of the applicable Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

6.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the applicable Closing Date shall have been performed or complied with in all material respects.

6.4 Delivery of Purchaser Questionnaire. The Company shall have received from each Purchaser a fully completed Purchaser Questionnaire in the form attached hereto as Exhibit A.

ARTICLE 7

COVENANTS

7.1 Definitions. For the purpose of this Article 7:

(a) the term “Registration Statement” shall mean any registration statement required to be filed by Section 7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

(b) the term “Registrable Shares” means all Conversion Shares and up to 900,000 Dividend Shares; provided, however, that a security shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Registration Statement, (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on

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transferability thereof, under the Security Act or otherwise, is removed by the Company, (iii) such security is eligible to be sold pursuant to Rule 144 without condition or restriction, including without any limitation as to volume of sales, and without the Holder complying with any method of sale requirements or notice requirements under Rule 144, or (iv) such security shall cease to be outstanding.

7.2 Registration Procedures and Expenses. The Company shall:

(a) use its best efforts to file a Registration Statement (the “Mandatory Registration Statement”) with the SEC on or before the date 45 days following the Initial Closing Date (the “Filing Date”) to register the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under SEC Rule 415) or on such other form which is appropriate to register such Registrable Shares for resale from time to time by the Purchasers;

(b) use its commercially reasonable efforts to cause such Mandatory Registration Statement to be declared effective as promptly as practicable following the Filing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement;

(c) notwithstanding anything contained in this Agreement to the contrary, in the event that the SEC limits the amount of Registrable Shares or otherwise requires a reduction in the number of Registrable Shares that may be included and sold by the Purchasers in the Mandatory Registration Statement (in which case such reduction of such Registrable Shares shall first reduce shares included in the Mandatory Registration Statement that may be issued as Dividend Shares on a pro rata basis among all the Purchasers in proportion to the respective number of Shares beneficially owned by all Purchasers and shall second reduce Conversion Shares included in the Mandatory Registration Statement for all Purchasers on a pro rata basis in proportion to the respective number of Shares beneficially owned by all Purchasers), or for any other reason any Registrable Shares are not then included in the Mandatory Registration Statement filed under this Agreement, then the Company shall prepare and file (i) within 10 business days of the first date or time that such excluded Registrable Shares may then be included in a Registration Statement if the SEC shall have notified the Company that certain Registrable Shares were not eligible for inclusion in the Registration Statement or (ii) in all other cases, within 20 days following the date that the Company becomes aware that such additional Registration Statement is required (the “Additional Filing Date”), a Registration Statement (any such Registration Statement registering such excluded Registrable Shares, an “Additional Registration Statement” and, together with the Mandatory Registration Statement, a “Registration Statement”) to register any Registrable Shares that have been excluded (or, if applicable, the maximum number of such excluded Registrable Shares that the Company is permitted to register for resale on such Additional Registration Statement consistent with SEC guidance), if any, from being registered on the Mandatory Registration Statement;

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(d) use its commercially reasonable efforts to cause any such Additional Registration Statement to be declared effective as promptly as practicable following the Additional Filing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of any such Additional Registration Statement;

(e) prepare and file with the SEC such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statements continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 7.5 below, subject to the Company’s right to suspend pursuant to Section 7.4;

(f) furnish to each Purchaser (and to each underwriter, if any, of such Registrable Shares) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(g) file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by each Purchaser and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of the Registration Statements; provided, however, that the Company shall not be required in connection with this Section 7.2(g) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(h) upon notification by the SEC that the Registration Statement will not be reviewed or is not subject to further review by the SEC, the Company shall within five business days following the date of such notification request acceleration of such Registration Statement;

(i) upon notification by the SEC that that the Registration Statement has been declared effective by the SEC, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(j) advise each Purchaser promptly:

(i) of the effectiveness of the Registration Statement or any post-effective amendments thereto;

(ii) of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

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(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;

(k) use its commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed; and

(l) bear all expenses in connection with the procedures in paragraphs (a) through (k) of this Section 7.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states.

7.3 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, “Loss”) arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made

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in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the SEC, in accordance with Rule 172, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or such Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchaser’s covenant contained in Section 7.4 of this Agreement.

(b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 7.3(b) be greater in amount than the dollar amount of the proceeds received by such Purchaser upon the sale of such Registrable Shares.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to

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assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d) If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(e) If the indemnification provided for in this Section 7.3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

7.4 Prospectus Delivery. Each Purchaser hereby covenants with the Company not to make any sale of the Registrable Shares without complying with Section 8.3. Each Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. Each Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company

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gives such Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives such Purchaser notice that such Purchaser may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods shall in no event exceed 30 days in any 12 month period and that, in the good faith judgment of the Company’s Board of Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its stockholders; provided further, that the Company may suspend the use of the prospectus forming a part of the Registration Statement to the extent necessary to file any post-effective amendment to the Registration Statement in order to amend the table of selling stockholders within the Registration Statement to reflect transfers of the Securities pursuant to Sections 8.3(a) and 8.3(b).

7.5 Termination of Obligations. The obligations of the Company pursuant to Section 7.2 hereof shall cease and terminate, with respect to any Registrable Shares, upon the earlier to occur of (a) such time such Registrable Shares have been resold, or (b) such time as such Registrable Shares no longer remain Registrable Shares pursuant to Section 7.1(b) hereof.

7.6 Reporting Requirements.

(a) With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use commercially reasonable efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) so long as any of the Purchasers own Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to SEC Form S-3, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit Purchasers to sell such securities pursuant to Rule 144.

7.7 Blue Sky. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Securities.

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ARTICLE 8

RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;

COMPLIANCE WITH SECURITIES ACT

8.1 Restrictions on Transferability. The Securities shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Securities in order to enforce the foregoing restrictions.

8.2 Instruction Sheet. Each certificate representing Registrable Shares shall bear the Instruction Sheet attached hereto as Exhibit B (in addition to any legends required under applicable securities laws).

8.3 Transfer of Securities.

(a) Each Purchaser hereby covenants with the Company not to make any sale of the Securities except:

(i) in accordance with the Registration Statement, in which case such Purchaser shall have delivered a current prospectus in connection with such sale or such Purchaser shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale in accordance with Rule 172; or

(ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144; or

(iii) (A) If the transferee has agreed in writing to be bound by the terms of this Agreement and (B) such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer or distribution by a Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or (iv) an individual transferring to the Purchaser’s family member or trust for the benefit of an individual Purchaser and/or the Purchaser’s family member; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if such transferee were an original Purchaser hereunder.

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(c) Purchaser further acknowledges and agrees that, unless a Purchaser is selling the Securities using the prospectus forming a part of the Registration Statement, such Securities are not transferable on the books of the Company unless the certificate evidencing such Securities is submitted to the Company’s transfer agent and a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as Exhibit C is submitted to the Company.

8.4 Purchaser Information. Each Purchaser covenants that it will promptly notify the Company of any change in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser’s “Plan of Distribution,” to the extent such change is required to be disclosed under applicable federal securities laws.

ARTICLE 9

MISCELLANEOUS

9.1 Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser; provided, however, that with respect to Article 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and the record holders of a majority in interest of the Registrable Shares and any such amendment or waiver shall be binding upon the Company and all holders of Registrable Shares; provided further, that any amendment pursuant to this Section 9.1 that would adversely affect the rights of any Purchaser in a manner different than the rights of other Purchasers shall also require the written consent of such Purchaser.

9.2 Broker’s Fee. Each Purchaser acknowledges that the Company intends to pay a fee to Roth Capital Partners, LLC in connection with the applicable Closing. Each of the parties to this Agreement represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of Shares to the Purchasers.

9.3 Expenses. The Company shall pay all documented fees and expenses incurred by Oak Investment Partners XI, L.P. in connection with the transactions contemplated hereby including, without limitation, all legal, consulting and accounting fees incurred under and in connection with the execution and delivery of this Agreement and the other documents contemplated hereby of up to $35,000 in the aggregate (“Transaction Fees”). Payments due pursuant to this Section 9.3 will be made at each Closing for all documented fees and expenses incurred but unpaid as of such Closing; provided, that in the event each applicable Closing occurs, or if a Closing does not occur then upon termination of this Agreement, and in any event, any remaining payments will be made not later than 30 days after a bill for such Transaction Fees has been sent by the Oak Investment Partners XI, L.P. to the Company.

9.4 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any

25.

other Purchaser, and no Purchaser shall be responsible in any way for the representations and warranties of, or the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

9.5 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

9.6 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the applicable Closing.

9.7 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Upon a permitted transfer of a Purchaser’s Securities on the books of the Company in accordance with the terms of Sections 8.3(a)(iii) or 8.3(b), the Purchaser may assign this Agreement to the permitted transferee upon prior written notice to the Company. Except as set forth in the previous sentence, no Purchaser shall assign this Agreement without the prior written consent of the Company.

9.8 Entire Agreement. This Agreement (including all schedules and exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

9.9 Notices, etc. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or indicated below such Purchaser’s name on the applicable signature page hereto, as appropriate, or at such other address as the Company or the Purchasers may designate by 10 days advance written notice to the other party.

26.

9.10 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.11 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be treated the same as original signatures.

9.12 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.13 Currency. All references to “dollars” or “$” in this Agreement shall be deemed to refer to United States dollars.

27.

The foregoing agreement is hereby executed as of the date first above written.

U.S. AUTO PARTS NETWORK, INC.,
a Delaware corporation

By:	/s/ Shane Evangelist
Shane Evangelist
Chief Executive Officer

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Robert J. Majteles
(Signature)
Print name of entity
Robert J. Majteles
(Printed Name)	By:
Name:
Title:

Print jurisdiction of organization of entity

Address:	Address:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Elyashar Living Trust
Print name of entity

(Printed Name)	By:	/s/ Ben Elyashar
		Name:	Ben Elyashar
		Title:	Trustee

Print jurisdiction of organization of entity

Address:	Address:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Mina Khazani Living Trust DTD 11-09-07 Mina Khazani TTEE
Print name of entity

(Printed Name)	By	/s/ Mina Khazani
		Name:	Mina Khazani
Title:

Print jurisdiction of organization of entity

Address:	Address:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Nia Family Living Trust DTD 09-02-04 Mehran Nia and Fariba Nia TTEES
Print name of entity

(Printed Name)	By	/s/ Mehran Nia
		Name:	Mehran Nia
Title:

Print jurisdiction of organization of entity

Address:	Address:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Sol Khazani Living Trust
Print name of entity

(Printed Name)	By	/s/ Sol Khazani
		Name:	Sol Khazani
Title:

Print jurisdiction of organization of entity

Address:	Address:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Oak Investment Partners XI, L.P.
Print name of entity

(Printed Name)	By	/s/ Fred Harman
		Name:	Fred Harman
Title:

Print jurisdiction of organization of entity

Address:	Address:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Schedule A

Schedule of Purchasers

PURCHASER	NUMBER OF SHARES OF SERIES A PREFERRED	AGGREGATE PURCHASE PRICE
Oak Investment Partners XI, L.P.	1,379,310	$1,999,999.50
Nia Family Living Trust DTD 09-02-04 Mehran Nia and Fariba Nia TTEES	1,034,482	$1,499,998.90
Mina Khazani Living Trust DTD 11-09-07 Mina Khazani TTEE	1,034,482	$1,499,998.90
Sol Khazani Living Trust	344,827	$499,999.15
Elyashar Living Trust	206,896	$299,999.20
Robert J. Majteles	150,000	$217,500
TOTAL:	4,149,997	$6,017,495.65

A.1.

EXHIBIT A

PURCHASER QUESTIONNAIRE

INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Provide the information regarding the Purchaser requested on the signature page. The Securities Purchase Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit A-1 – Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire.

3.	Exhibit A-2 – Purchaser Certificate:

Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

4.	Return the signed Securities Purchase Agreement to:

Bryan P. Stevenson

VP, General Counsel

U.S. Auto Parts Network, Inc.

16941 Keegan Avenue

Carson, CA 90746

310.735.0092

B.	Instructions regarding the transfer of funds for the purchase of Shares will be telecopied to the Purchaser at a later date.

C.	Upon the resale of the Registrable Shares by the Purchaser after the Registration Statement covering the Registrable Shares is effective pursuant to the Registration Statement, as described in the Securities Purchase Agreement, the Purchaser:

(i)	must deliver a current prospectus to the buyer or such Purchaser must confirm that a current prospectus is deemed to be delivered to such buyer in accordance with Rule 172; and

A.2.

(ii)	unless sold pursuant to such Registration Statement, must send a letter in the form of Exhibit C to the Securities Purchase Agreement to the Company so that the Registrable Shares may be properly transferred.

A.3.

EXHIBIT A-1

U.S. AUTO PARTS NETWORK, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.	The exact name that the Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

A-1.1.

EXHIBIT A-2

U.S. AUTO PARTS NETWORK, INC.

CERTIFICATE FOR INDIVIDUAL PURCHASERS

If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

CERTIFICATE

I certify that the representations and responses below are true and accurate:

In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

            (1) A natural person whose net worth1, either individually or jointly with such person’s spouse exceeds $1,000,000;

            (2) A natural person who had an income2 in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

            (3) An executive officer or director of the Company.

Date:
Name(s) of Purchaser

Signature

Signature

[1]	For purposes of this Certificate “net worth” means the excess of total assets, excluding your primary residence, at fair market value over total liabilities, including your mortgage or any other liability secured by your primary residence only if and to the extent that it exceeds the value of your primary residence.
[2]	For purposes of this Certificate, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

A-2.1.

EXHIBIT A-2

U.S. AUTO PARTS NETWORK, INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,

TRUST, FOUNDATION, AND JOINT PURCHASERS

If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

1. (Residence Information. Please provide the entity’s full legal name, primary business address, phone number, fax number, name and e-mail address of contact person, and federal tax I.D. number.

2. Domicile Information. Please indicate the form of the entity and the state and date of its organization (e.g., corporation, state and date of incorporation).

Form
State of Organization
Date of Organization

3. In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please check each category applicable to you as an investor in the Company.

( )	(i)	The undersigned is a trust, not formed for the purpose of acquiring the Securities, with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and

A-2.2.

business matters that such person is capable of evaluating the merits and risks of the prospective investment.

( )	(ii)	The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act.

( )	(iii)	The undersigned is an insurance company as defined in Section 2(a)(13) of the Securities Act.

( )	(iv)	The undersigned is an investment company registered under the U.S. Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended.

( )	(v)	The undersigned is a broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended.

( )	(vi)	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration.

( )	(vii)	The undersigned is a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees.

( )	(viii)	The undersigned is a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended.

( )	(ix)	The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

( )	(x)	The undersigned is a corporation, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in each case with total assets in excess of $5,000,000.

( )	(xi)	The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth[1],

[1]	For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding an individual’s primary residence, at fair market value over total liabilities, including such individual’s mortgage or any other liability secured by his or her primary residence only if and to the extent that it exceeds the value of the primary residence.

A-2.3.

either individually or upon a joint basis with such individual’s spouse, in excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Securities Act), or has had an individual income[2] in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

( )	(xii)	The undersigned cannot make any of the representations set forth in paragraphs “i” through “xi” above.

The undersigned represents that the information contained herein is complete and accurate and may be relied upon by the Company, and that the undersigned will notify the Company of any material change in any of such information prior to the undersigned’s investment in the Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on                     , 2013.

NAME OF ENTITY

By:

TITLE OR ASSOCIATION WITH ENTITY

[2]	For purposes of this Questionnaire, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

A-2.4.

EXHIBIT B

U.S. AUTO PARTS NETWORK, INC.

IMPORTANT—DO NOT REMOVE THIS INSTRUCTION SHEET FROM THE ATTACHED SHARE CERTIFICATE UNLESS AND UNTIL THE SHARES ARE SOLD AS FOLLOWS:

(1) THE SHARES ARE RESOLD PURSUANT TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. [                    ]), AND, IN CONNECTION WITH SUCH RESALE, THE HOLDER HAS DELIVERED A CURRENT PROSPECTUS, OR THE HOLDER HAS CONFIRMED THAT A CURRENT PROSPECTUS IS DEEMED TO BE DELIVERED IN CONNECTION WITH SUCH RESALE IN ACCORDANCE WITH RULE 172 UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR

(2) THE SHARES ARE RESOLD IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED.

DO NOT REMOVE THIS INSTRUCTION SHEET FROM

THE ATTACHED SHARE CERTIFICATE

EXCEPT IN ACCORDANCE WITH

THE INSTRUCTIONS SET FORTH ABOVE.

EXHIBIT C

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

To: U.S. Auto Parts Network, Inc.

Attention: Bryan P. Stevenson.

The undersigned, the selling securityholder or an officer of, or other duly authorized person, hereby certifies that

	represents that it has sold	shares of the		of U.S. Auto Parts Network, Inc.
[fill in name of selling securityholder]			[fill in class of security]

and that such shares were

(i) sold on                                          in accordance with Rule 144 under the Securities Act of 1933 (“Rule 144”) in which case the selling securityholder certifies that it has complied with the requirements of Rule 144, or (ii) were sold on                                          in accordance with another exemption from registration under the Securities Act of 1933 (in which case the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company).

Print or type:

Number of shares sold (if sold on multiple dates, please provide a breakdown by date):

Name of selling securityholder:

Name of individual representing selling securityholder (if an institution):

Title of individual representing selling securityholder (if an institution):

Signature by:

Selling securityholder or individual representative: